RPAI

Retail Properties of America, Inc.

WHOLE FOODS
T·J·maxx
TARGET
BED BATH & BEYOND

Investor Presentation November 2012 Exhibit 99.1

This presentation contains "forward-looking statements" within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). In particular, statements pertaining to our capital resources, portfolio size, quality and performance, dividend policy and results of operations contain forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "should," "seeks," "intends," "plans," "pro forma," "estimates," "focus," "contemplates," "aims," "continues," "would" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategies, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

- general economic, business and financial conditions, and changes in our industry and changes in the real estate markets in particular;
- adverse economic and other developments in the Dallas-Fort Worth-Arlington area, where we have a high concentration of properties;
- general volatility of the capital and credit markets and the demand for and market price of our Class A common stock;
- changes in our business strategy;
- defaults on, early terminations of or non-renewal of leases by tenants;
- bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;
- increased interest rates or operating costs;
- declining real estate valuations and impairment charges;
- availability, terms and deployment of capital;
- our failure to obtain necessary outside financing;
- our expected leverage;
- decreased rental rates or increased vacancy rates;
- our failure to generate sufficient cash flows to service our outstanding indebtedness;
- difficulties in identifying properties to acquire and completing acquisitions;
- risks of real estate acquisitions, dispositions and redevelopment, including the cost of construction delays and cost overruns;
- our failure to successfully operate acquired properties and operations;
- our projected operating results;
- our ability to manage our growth effectively;
- our ability to successfully transition certain corporate office functions from previously-related parties to third parties or to us;
- estimates relating to our ability to make distributions to our shareholders in the future;
- impact of changes in governmental regulations, tax law and rates and similar matters;
- our failure to qualify as a REIT;
- future terrorist attacks in the U.S.;
- environmental uncertainties and risks related to natural disasters;
- lack or insufficient amounts of insurance;
- availability of and our ability to attract and retain qualified personnel;
- retention of our senior management team;
- our understanding of our competition;
- changes in real estate and zoning laws and increases in real property tax rates;
- our ability to comply with the laws, rules and regulations applicable to companies; and
- other risk factors, including those detailed in the sections of our most recent form 10-K and form 10-Q filed with the SEC titled "Risk Factors."

You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). We undertake no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law.

All information presented as of 9/30/12, unless otherwise noted

Disclaimer 2

Investment Highlights
Large, diversified, high quality retail portfolio
Significant ability to enhance value through additional occupancy growth
Diversified base of value-oriented retail tenants
Opportunity to enhance portfolio and balance sheet through
dispositions of non-core and non-strategic assets
Attractive dividend yield of 5.3%
¹
Enhanced and streamlined operating platform
Experienced management team with proven track record
1 Based on November 7, 2012 closing price of $12.49 and an annualized dividend of $0.6625 per share based on third quarter dividend of $0.165625 per share.  Each dividend is determined quarterly by the Company’s Board of Directors, at its discretion
3
Executing a strategic growth plan to strengthen the Company’s retail
Executing a strategic growth plan to strengthen the Company’s retail portfolio, improve its balance sheet, and
portfolio, improve its balance sheet, and
streamline its operating platform
streamline its operating platform

Reported 3Q12 Operating FFO of $0.21 per share
Reported YTD same store NOI growth of +2.3% year-over-year
Increased retail portfolio percent leased 250 bps year-over-year to 91.1% and increased retail portfolio occupancy 220 bps year-over-year to 88.4%
Executed 166 new and renewal retail leases for 1 M square feet of space, a 41% increase over
2Q12
¹
Generated positive comparable cash leasing spreads of 12.7% on new leases and 5.0% on renewal leases, for a blended spread of 5.9%
¹
Completed the sale of 18 non-core and non-strategic assets for $190.5 M.  Year-to-date the company has completed $262.3 M
²
in asset sales
Subsequent to quarter-end, the Class B-1 common shares converted to Class A shares and the company successfully addressed all remaining 2012 debt maturities
Strong 3Q12 Financial & Operational
Performance
4
1 Including our pro rata share of JV properties
2 Includes earnouts, pad sales, a deed-in-lieu transaction, and three single-tenant retail properties that were sold subsequent to quarter-end for a gross sales price of $33.4 M.
Positive results reflect successful implementation
Positive results reflect successful implementation
of strategic plans
of strategic plans

Single User[1] 7%
Lifestyle Center 10%
Power Center 47%
Community/Neighborhood Center 36%

Non-retail[3] 7.7%
Retail[1] 92.3%

241
Number of properties
Consolidated retail operating property summary
33.5 M square feet
Gross leasable area (GLA)
Location
35 states
Average portfolio age
~10 years
Occupancy / percent leased
88.4% / 91.1%
²
Annualized base rent (ABR)
$424.3 M / $437.4 M
²
ABR per square foot
$14.31 / $14.32
²
Breakdown based on GLA
Number of tenants
~1,500 Tenants
Largest tenant
3.3% of ABR
Non-retail portfolio based on ABR
10 office and 2 industrial properties
³
5
RPAI at a Glance
Excludes one single-user retail property classified as held for sale as of September 30, 2012
Includes leases signed but not commenced for over 900,000 square feet of GLA representing $13.1 M of annualized base rent at lease commencement
Excludes one office property classified as held for sale as of September 30, 2012
1
2
3

Other
MSAs
32%
Top 50
MSAs
68%

Single User[1] 7%
Power Center 47%
Lifestyle Center
10%
Community /
Neighborhood Center
36%

High geographic diversity
Strong multi-tenant 3-mile demographics in top 50 MSAs
Significant presence in top MSAs
Breakdown based on GLA
68% of multi-tenant ABR located in top 50 Metropolitan
Statistical Areas (MSAs)
Gross Leasable Area (GLA)
More than 5 M sq.ft.
1–5 M sq.ft.
Less than 1M sq.ft.
1.7 M sq.ft
7.0 M sq.ft.
1.8 M sq.ft.
1.6 M sq.ft.
2.3 M sq.ft.
6
Large Diversified Retail Portfolio
— Average population of 89,765
— Expected population growth of 6.6% over the next
five years
— Average household income of $83,198
Over 90% of multi-tenant assets located in markets outside of the top 50 MSAs are anchored by:
— Target, Home Depot, Kohl’s, Wal-Mart, Best Buy,
Lowe’s; or
— A national or regional grocer
Strategically located assets diversified by geography, retail property type,
Strategically located assets diversified by geography, retail property type, and tenant base
and tenant base
Excludes one single-user retail property classified as held for sale as of September 30, 2012
1

rack

BED BATH &
BEYOND

Jewel Osco

DICK'S
SPORTING GOODS

TRADER JOE'S

Power center – Summerville, SC
GLA: 272,000 sq.ft.
Leased :  99.2%
ABR per leased sq.ft.: $13.47
Community center – Newport News, VA
GLA: 306,000 sq.ft.
Leased :  97.1%
ABR per leased sq.ft.: $17.12
Community center – Denton, TX
GLA: 339,000 sq.ft.
Leased :  98.2%
ABR per leased sq.ft.: $14.65
Lifestyle center – Southlake, TX
GLA: 840,000 sq.ft.
Leased:  88.5%
ABR per leased sq.ft.: $27.96
Power center – Temecula, CA
GLA: 293,000 sq.ft.
Leased :  96.3%
ABR per leased sq.ft.: $12.48
Community center – Chicago, IL
GLA: 261,000 sq.ft.
Leased :  95.4%
ABR per leased sq.ft.: $22.14
Power center – Seattle, WA
GLA: 303,000 sq.ft.
Leased :  99.0%
ABR per leased sq.ft.: $11.96
Lifestyle center – Plano, TX
GLA: 391,000 sq.ft.
Leased :  94.5%
ABR per leased sq.ft.: $25.86
Southlake Town Square Denton Town Crossing Commons at Temecula Northgate North
The Brickyard
Azalea Square Jefferson Commons
Shops at Legacy
7
Representative Properties

Stable cash flows

- Only 10.5%[1] of our retail annualized base rent expires before 2014
- Renewed approximately 77% of expiring leases since beginning of 2009

Strong leasing momentum

- Currently operating at a historically wide spread between occupancy and percent leased rate
  - Spread at September 30, 2012 was 270 bps, up 30 bps year-over-year
  - Over 900,000 square feet of newly signed leases, representing $13.1 M of contractually obligated ABR, have not yet commenced

Substantial lease-up opportunity

- Consolidated retail operating portfolio percent leased of 91.1%[2] as compared to 96.9%[3] as of December 31, 2007
- The successful re-tenanting of big box space has allowed for renewed focus on small shops, which represent 1.7 million square feet, or approximately 500 bps of potential occupancy across the retail operating portfolio
  - 94.7% leased on space over 10,000 square feet
  - 81.4% leased on space under 10,000 square feet

Active asset management

- Focus on value enhancing strategies such as risk mitigation, tenant retention, long-term capital planning and asset sustainability initiatives
- Disciplined capital recycling effort through the disposition of non-core and non-strategic assets

1 Includes our pro rata share of unconsolidated joint ventures
2 Includes leases signed but not commenced
3 Includes only leases commenced
8
Maximizing NOI Through Internal Growth
Enhancing Portfolio Value
Positioning RPAI for long-term value creation
Positioning RPAI for long-term value creation

Client-focused organization with significant local and regional on-the-ground presence
19 strategically located property management offices
Over 180 employees dedicated to operations, including over 80 property managers and senior leasing agents with an average of 15 years experience in the industry
GLA
(000s sq.ft.)
Regional breakdown
10,629
7,457
8,568
6,883
ABR
($000s)
$136,340
102,088
102,172
83,709
Total 33,537
$424,309
Note: Reflects consolidated retail operating portfolio
Headquarters
Regional offices
Local offices
West
East
South
North
9
National Platform with Local Focus
Experienced and talented employee base
Experienced and talented employee base
with nationwide coverage
with nationwide coverage
Salt Lake City
Plano
Atlanta
Oak Brook
Baltimore

Diversified Base of Value-Oriented
Retail Tenants
Approximately 1,500 tenants with
approximately 3,200 leases
29 tenants each lease space at
more than 15 of our locations,
representing 8.8 M square feet
Over 90% of our shopping centers
anchored or shadow-anchored by
retailers selling basic household
goods or clothing
Shadow anchors provide
additional stability and traffic
generation
— For example, we have 43 Target,
18 Home Depot and 13 Wal-
Mart shadow anchors
10
Rank Tenant # of Stores GLA(000s) ABR(000s) % of Retail ABR
1 Best Buy Co, Inc. 30 1,070 $   14,569 3.3%
2 Ahold USA, Inc. 11 661 13,004 3.0%
3 The TJX Companies Inc. 47 1,241 11,771 2.6%
4 Bed Bath & Beyond Inc. 36 872 11,309 2.6%
5 Rite Aid Corporation 35 425 10,399 2.4%
6 Ross Stores, Inc. 40 1,038 10,270 2.3%
7 PetSmart, Inc. 39 707 9,839 2.2%
8 The Home Depot, Inc. 9 1,097 9,135 2.1%
9 The Sports Authority, Inc. 17 690 7,952 1.8%
10 SUPERVALU INC. 10 562 7,705 1.7%
11 Pier 1 Imports, Inc. 37 378 7,055 1.6%
12 Michaels Stores, Inc. 30 611 6,859 1.6%
13 Publix Super Markets Inc. 15 634 6,703 1.5%
14 Edwards Theaters, Inc. 2 219 6,558 1.5%
15 Dicks Sporting Goods, Inc. 13 568 6,525 1.5%
16 Wal-Mart Stores, Inc. 6 903 5,984 1.4%
17 Kohl's Corporation 10 849 5,826 1.3%
18 Office Depot, Inc. 21 420 5,512 1.3%
19 Staples, Inc. 18 342 4,687 1.1%
20 Rave Cinemas, LLC 2 162 4,626 1.1%
Total
428
13,449 $ 166,288 37.9%
1
Represents retail operating portfolio including our pro rata share of unconsolidated joint ventures
Top 20 retail tenants represent 37.9% of retail ABR
¹
Diversity reduces risk
Diversity reduces risk
of overexposure
of overexposure

Publix®

Kroger

Ahold

TRADER JOE'S

SUPERVALU

WHOLE FOODS MARKET®

SAFEWAY™

H-E-B®

Dominant Grocery Anchors Drive Traffic
Portfolio has strong line-up of grocery anchors
— 74 of our 193 multi-tenant retail properties
1
are anchored or shadow-anchored
by a grocery store, and an additional 50 properties have a non-traditional grocery component
2
Annual grocer sales average $25.2 M
3
or $501 per square foot, translating into
an estimated 18,000
4
shopper visits per week
1 Includes wholly-owned and unconsolidated joint ventures
2 Non-traditional component is defined as stores containing a Wal-Mart or Target branded location
3 Includes only tenants that report sales
4 Estimate of shopper visits based on $26.78 sales per customer transaction (source: www.fmi.org “FMI Facts & Figures”)
11

Non-Core and Non-Strategic Disposition Program
Strengthening Balance Sheet
Asset Type Estimated Closing Estimated Sale Proceeds
Year-to-date
1
Various Closed $262 M
Aon Office Building Non-core office Q4 $145 M - $160 M
Other (including
remaining Mervyns)
Various Q4 $43 M - $128 M
Total $450 M - $550 M
1 Includes pad sales, earnouts, and the GMAC deed-in-lieu transaction through November 5, 2012
2012 disposition program includes $450 - $550 M of non-core and non-strategic dispositions, of which $262 M has closed year-to-date, with over $200 M under contract or LOI
Planned dispositions will refocus RPAI on multi-tenant retail through the sales of our largest industrial asset, our largest office asset, and over half of our single-tenant retail portfolio
Estimated net proceeds from 4Q12 dispositions of $100 M - $200 M will further de-lever the balance sheet and improve risk profile
12

Capital Markets & Financial Update 13

Drive occupancy	
Grow same store NOI	
Reduce leverage	
Create staggered debt maturity profile	
Reduce share of non-core assets (ABR%)	[redacted]

Financial and Operational Goals
89.4% 90.6%
1
94% - 95%
2.3%
2
0.7%
2
2% - 3% at
stabilized occupancy
Less than 10% secured
debt per year
0% 18%
Goal
3
rd
Quarter 2012 Year End 2008
11%
4
27%
8%
7.3x
3
Reduce Combined Net Debt to
Combined Adjusted EBITDA to
6.0 – 7.0x
9.9x
3
14
Strong results represent a foundation for growth
Strong results represent a foundation for growth
1
2.2 million square feet of GLA was returned via big box retailer bankruptcies during 2009
2
3Q12 represents YTD year-over-year growth rate. Year-end 2008 represents full year, year-over-year, growth rate
3
For purposes of these ratio calculations, annualized three months ended figures were used. For 2008 the ratio is as of December 31, 2009, the first period for which the metric was reported
4
Forward twelve month maturities from 10/1/12 to 9/30/13

$5,000
$4,000
$3,000
$2,000
$1,000
$4,628
$4,111
$3,757
$3,481
$2,932
2008
2009
2010
2011
9/30/2012

Historical Leverage Profile
Total Consolidated Debt ($M)
Combined Net
Debt / Combined
Adjusted EBITDA
9.9x
8.3x
7.3x
8.2x
15
Improving our risk profile by reducing leverage
Improving our risk profile by reducing leverage
is a top priority
is a top priority

Over $1.2 B of Capital Raised in 2012
Raised $293 M of common equity and began trading on the NYSE in early April
Closed a new $650 M unsecured credit facility in February,
comprised of a $350 M revolver and a $300 M term loan
—Available borrowings can increase to $850 M in certain
circumstances
—In 3Q12, we entered into an interest rate swap transaction to fix the variable rate portion of the term loan at 0.54% through
February 2016 (spread on the line of credit was 2.25%)
Originated ten mortgages totaling $281 M at a weighted average interest rate of 4.53% and a weighted average term of 9.4 years
Strengthening Balance Sheet
16
Providing financial flexibility to enhance balance sheet
Providing financial flexibility to enhance balance sheet
and position RPAI for growth
and position RPAI for growth

Capital Structure Positioned for Growth
1 This mezzanine debt is open for prepayment in 1Q13, subject to a prepayment penalty
Amount Interest
Capitalization ($M) Credit statistics
$235
Unsecured Revolving
Line of Credit
2.50%
300
Unsecured Term Loan
1
2.79%
2,272
Mortgage Debt
6.11%
125
Mezzanine Debt
1
12.80%
$2,932
Total Debt
5.77%
(107)
Less Cash
$2,825 Net Debt
Combined Net Debt to
Combined Adjusted EBITDA
7.3x
Fixed Rate Debt
91.6%
Weighted Average Maturity 5.5 years
Weighted Average Interest
Rate
5.77%
Strong liquidity position, with $107 M of cash and
$115 M of availability on the unsecured line of credit
at September 30, 2012
Additional deleveraging is expected to come from the
continued lease-up of the portfolio and the execution
of the non-core and non-strategic disposition program
17
Objective of becoming an investment grade borrower
Objective of becoming an investment grade borrower

Manageable Near-Term Debt Maturities
Debt Maturity Profile ($M)
Weighted
average interest
rate
5.21% 6.84% 4.68% 3.23% 6.87%
18
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
2013 2014 2015 2016 Thereafter
Mortgages payable Notes payable Credit facility
$276
9.4%
$207
7.0%
$706
24.1%
$348
11.9%
$1,334
45.5%
$125 M of 12.8% mezzanine
notes are prepayable in
February 2013
As of October 1, all 2012 debt maturities had been addressed
As of October 1, all 2012 debt maturities had been addressed
Note:  Debt maturities as of November 5, 2012, excludes  a $27 M non-recourse mortgage payable  which matured in 2010

Experienced Management Team
Executive Experience
Steven P. Grimes
President
& Chief Executive Officer
Former experience as Chief Operating Officer & Chief
Financial Officer
Director with the mortgage brokerage firm of Cohen
Financial
Senior Manager with Deloitte & Touche
Named to the Board in March 2011
Shane C. Garrison
EVP
Chief Operating Officer
& Chief Investment Officer
Vice President of Asset Management of RPAI US
Management LLC
Head of Asset Management for ECI Properties
General Manager of the Midwest region for Circuit City
Angela Aman
EVP
Chief Financial Officer
& Treasurer
Former Director of Capital Markets
Portfolio Manager at RREEF
Investment Banker for Deutsche Bank
Niall J. Byrne
EVP
& President of
Property Management
Senior Vice President of RPAI Holdco Management LLC
Vice President of Asset Management of American
Landmark Properties, Ltd.
Senior Vice President / Director of Operations for
Providence Management Company, LLC
Dennis K. Holland
EVP
General Counsel
& Secretary
Associate Counsel for The Inland Real Estate Group, Inc.
Deputy General Counsel with Heller Financial, Inc.
Subsequently employed by GE Capital following the
acquisition of Heller Financial
Dedicated
Management Team
19
Average 22+ years of real
estate industry experience
Successfully navigated most
recent economic crisis
Senior executive focus on
operations
In-house management and
leasing

APPENDIX NON-GAAP RECONCILIATIONS 20

Funds From Operation (FFO)
As defined by the National Association of Real Estate Investment Trusts (NAREIT), an industry trade group, Funds from Operations (FFO) means net (loss) income computed in accordance with generally accepted accounting principles (GAAP), excluding gains (or losses) from sales of investment properties, plus depreciation and amortization and impairment charges on investment properties, including adjustments for unconsolidated joint ventures in which we hold an interest. We have adopted the NAREIT definition in our computation of FFO and believe that FFO, which is a non-GAAP performance measure, provides an additional and useful means to assess the operating performance of real estate investment trusts (REITs). We believe that, subject to the following limitations, FFO provides a basis for comparing our performance and operations to those of other REITs. FFO is not intended to be an alternative to "Net Income" as an indicator of our performance, nor an alternative to "Cash Flows from Operating Activities" as determined by GAAP as a measure of our capacity to fund cash needs, including the payment of dividends. Depreciation and amortization related to investment properties for purposes of calculating FFO include loss on lease terminations, which encompasses the write-off of tenant-related assets, including tenant improvements and in-place lease values, as a result of early lease terminations. Loss on lease terminations included in depreciation and amortization for FFO excludes the write-off of tenant-related above and below market lease intangibles that are otherwise included in "Loss on lease terminations" in our condensed consolidated statements of operations.

Operating FFO
Operating FFO is defined as FFO excluding the impact of gains and losses from the early extinguishment of debt and other items as denoted within the calculation that we do not believe are representative of the operating results of our core business platform. We consider Operating FFO a meaningful, additional measure of operating performance primarily because it excludes the effects of transactions and other events which we do not consider representative of the operating results of our core business platform. Operating FFO does not represent an alternative to "Net Income" as an indicator of our performance, nor an alternative to "Cash Flows from Operating Activities" as determined by GAAP as a measure of our capacity to fund cash needs, including the payment of dividends. Further, comparison of our presentation of Operating FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in definition and application by such REITs.

Net Operating Income (NOI)
We define Net Operating Income (NOI) as operating revenues (rental income, tenant recovery income, other property income, excluding straight-line rental income, amortization of lease inducements and amortization of acquired above and below market lease intangibles) less property operating expenses (real estate tax expense and property operating expense, excluding straight-line ground rent expense and straight-line bad debt expense). We believe that is a useful measures of our operating performance. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. We use NOI to evaluate our performance on a property-by-property basis because these measures allow management to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on our operating results. However, these measures should only be used as an alternative measure of our financial performance.

Same Store NOI and NOI from Other Investment Properties
As of September 30, 2012, Same Store NOI represents NOI from our Same Store portfolio consisting of 250 operating properties acquired or place in service prior to July 1, 2011, except for the two operating properties that were held for sale as of September 30, 2012, which are accounted for as discontinued operations. NOI from Other Investment Properties represents NOI primarily from our development properties, two additional phases of existing properties acquired during the third quarter of 2011, two non-stabilized operating properties and one property that was partially sold to our RioCan joint venture during the third quarter of 2011, which did not qualify for discontinued operations accounting treatment. In addition, we have included University Square, the property for which we have ceased making the monthly debt service payment and for which we have attempted to negotiate with the lender in "Other Investment Properties" due to the uncertainty of the timing of the transfer of ownership of this property. Prior to the quarter ended June 30, 2012, we had included University Square in the Same Store portfolio. NOI consists of the sum of Same Store NOI and NOI from Other Investment Properties. The Same Store portfolio as of December 31, 2008 consisted of 294 operating properties acquired or placed into service prior to January 1, 2007.

Adjusted EBITDA and Combined Adjusted EBITDA
Adjusted EBITDA represents net income (loss) before interest, income taxes, depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing performance. Combined Adjusted EBITDA represents Adjusted EBITDA plus our pro rata share of the EBITDA adjustments from our investment property unconsolidated joint ventures, including discontinued operations associated with those ventures. We believe that Adjusted EBITDA and Combined Adjusted EBITDA are useful because they allow investors and management to evaluate and compare our performance from period to period in a meaningful and consistent manner in addition to standard financial measurements under GAAP. Adjusted EBITDA and Combined Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, as an indicator of operating performance or any measure of performance derived in accordance with GAAP. Our calculations of Adjusted EBITDA and Combined Adjusted EBITDA may be different from the calculation used by other companies and, accordingly, comparability may be limited.

Net Debt to Adjusted EBITDA and Combined Net Debt to Combined Adjusted EBITDA
Net Debt to Adjusted EBITDA represents (i) our total debt less cash and cash equivalents divided by (ii) Adjusted EBITDA for the prior 3 months, annualized. Combined Net Debt to Combined Adjusted EBITDA represents (i) the sum of (A) our total debt less cash and cash equivalents plus (B) our pro rata share of our investment property unconsolidated joint ventures' total debt less our pro rata share of these joint ventures' cash and cash equivalents divided by (ii) Combined Adjusted EBITDA for the prior 3 months, annualized. We believe that these ratios are useful because they provide investors with information regarding total debt net of cash and cash equivalents, which could be used to repay debt, compared to our performance as measured using Adjusted EBITDA and Combined Adjusted EBITDA.

Non-GAAP Financial Measures A-1

(in thousands)	Three Months Ended September 30, 2012	2011	Twelve Months Ended December 31, 2008[1]	2007[1]
Same Store investment properties	$ 102,497	$ 101,673	$ 477,954	$ 474,628
Other investment properties	1,060	2,126	32,712	23,754
Total net operating income	103,557	103,799	510,666	498,382
Other income (expense):				
Straight-line rental income, net	417	407	12,851	15,882
Amortization of acquired above and below market lease intangibles, net	286	437	2,504	3,200
Amortization of lease inducements	(524)	-	-	-
Straight-line ground rent expense	(1,036)	(948)	(5,186)	(3,806)
Straight-line bad debt expense	-	-	(8,749)	(1,877)
Insurance captive income	-	-	1,938	1,890
Depreciation and amortization	(56,527)	(57,286)	(265,587)	(257,132)
Provision for impairment of investment properties	(10,660)	-	(80,000)	(13,560)
Loss on lease terminations	(1,689)	(1,392)	(67,092)	(11,788)
Insurance captive expenses	-	-	(2,874)	(1,598)
General and administrative expenses	(7,227)	(5,011)	(19,997)	(16,535)
Advisor asset management fee	-	-	-	(23,750)
Dividend income	302	578	24,010	23,729
Interest income	16	157	4,329	13,671
Gain on extinguishment of debt, net	-	991	-	2,486
Gain on contribution of investment properties	-	-	-	11,749
Equity in (loss) income of unconsolidated joint ventures, net	(1,863)	(1,869)	(4,939)	96
Interest expense	(49,456)	(56,903)	(224,015)	(217,771)
Co-venture obligation expense	-	(1,791)	-	-
Recognized gain (loss) on marketable securities, net	9,108	-	(160,888)	(19,967)
Impairment of goodwill	-	-	(377,916)	-
Loss on investment in unconsolidated joint venture	-	-	(5,524)	-
Loss on interest rate locks	-	-	(16,778)	-
Other income (expense), net	726	567	(1,062)	237
Total other expense	(118,127)	(122,063)	(1,194,975)	(494,844)
(Loss) income from continuing operations	(14,570)	(18,264)	(684,309)	3,538
Discontinued operations:				
Operating (loss) income, net	(11,788)	(378)	1,096	2,200
Gain on sales of investment properties, net	8,756	14,517	-	37,296
(Loss) income from discontinued operations	(3,032)	14,139	1,096	39,496
Gain (loss) on sales of investment properties	1,650	(891)	-	-
Net (loss) income	(15,952)	(5,016)	(683,213)	43,034
Net income attributable to noncontrolling interests	-	(7)	(514)	(1,365)
Net (loss) income attributable to Company shareholders	$ (15,952)	$ (5,023)	$ (683,727)	$ 41,669

[1] Figures reflect properties in our same store portfolio as of December 31, 2008 and properties that qualified as discontinued operations through December 31, 2008. Properties that have qualified as discontinued operations subsequent to December 31, 2008 are reflected in continuing operations

Reconciliation of NOI to Net Income A-2

Reconciliation of Operating FFO ¹ A-3

(in thousands)	Three Months Ended September 30, 2012	Three Months Ended December 31, 2011	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Net loss	$ (15,952)	$ (13,829)	$ (2,931)	$ (44,721)
Interest expense	49,456	55,421	60,722	61,420
Interest expense (discontinued operations)	1,709	1,612	3,038	5,348
Depreciation and amortization	56,527	56,645	57,250	58,940
Depreciation and amortization (discontinued operations)	952	1,923	4,626	4,241
Loss on partial sales of investment properties	-	-	1,849	-
Gain on sales of investment properties	(1,650)	(1,735)	-	-
Gain on sales of investment properties, net (discontinued operations)	(8,756)	(5,831)	(21,749)	(4,813)
Gain on extinguishment of debt, net	-	84	-	-
Gain on extinguishment of debt, net (discontinued operations)	-	(1,360)	-	-
Loss on lease terminations	970	555	5,406	3,360
Loss on lease terminations (discontinued operations)	-	22	1,355	36
Provision for impairment of investment properties	10,660	7,650	-	6,700
Provision for impairment of investment properties (discontinued operations)	11,507	579	3,400	3,200
Recognized gain on marketable securities, net	(9,108)	-	(3,471)	(241)
Adjusted EBITDA	**$ 96,315**	**$ 101,736**	**$ 109,495**	**$ 93,470**
Adjusted EBITDA annualized	**$ 385,260**	**$ 406,944**	**$ 437,980**	**$ 373,880**
Pro rata share of adjustments from investment property unconsolidated joint ventures:				
Interest expense	$ 974	$ 967	$ 806	$ 1,114
Depreciation and amortization	2,610	2,431	1,163	773
(Gain) loss on sales of investment properties	-	-	(19)	657
Loss on lease terminations	159	222	148	74
Provision for impairment of investment properties	210	59	-	5,512
Amortization of basis (not pro rata)	59	30	66	70
Combined Adjusted EBITDA[1]	**$ 100,327**	**$ 105,445**	**$ 111,659**	**$ 101,670**
Combined Adjusted EBITDA annualized[1]	**$ 401,308**	**$ 421,780**	**$ 446,636**	**$ 406,680**

[1] Combined data and ratios include our pro rata share of unconsolidated joint ventures in addition to our wholly-owned and consolidated portfolio

Reconciliation of Combined Adjusted EBITDA A-4

Reconciliation of Combined Net Debt to Combined Adjusted EBITDA A-5

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